LANGUAGE ON FRONT OF PROXY CARD

Ralston Purina
Company

     PROXY SOLICITED ON BEHALF OF THE BOARD OF    DIRECTORS
     FOR ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 1,
     1996 AT 2:30 P.M., HYATT REGENCY HOTEL, ST. LOUIS UNION
     STATION, 1820 MARKET ST., ST. LOUIS, MO.

The undersigned hereby appoints Messrs. William P. Stiritz and James M. Neville, and either of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on February 1, 1996, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy relates to ALL shares owned by the undersigned, including any RAL Stock held in the undersigned's account under the Dividend Reinvestment Plan, and any RAL Stock and ESOP Preferred Stock shares credited to the undersigned's account under the Savings Investment Plan. Each share of RAL Stock and ESOP Preferred Stock is entitled to one vote.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4.


                      RAL                  RAL
    Proxy #       Shares Owned          SIP Shares      ESOP Preferred



IMPORTANT -- PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

------------------------------------------------------------------------


LANGUAGE ON BACK OF PROXY CARD

1.   Election of Directors:   Donald Danforth, Jr., William H. Danforth,
                    Richard A. Liddy and Katherine D. Ortega

                    /  / FOR all nominees listed.
                    /  / FOR all nominees listed except
                        .
------------------------
                    /  / WITHHOLD AUTHORITY to vote for all nominees listed.

2.   Ratification of appointment of Price Waterhouse as independent accountants.

      /  /FOR      /  /AGAINST      /  /ABSTAIN

3.    Proposal to amend the Restated Articles of Incorporation.

      /  /FOR      /  /AGAINST      /  /ABSTAIN

4.    Proposal to adopt 1996 Incentive Stock Plan.
      /  /FOR      /  /AGAINST      /  /ABSTAIN



                                        Shareholder(s), please
                                        sign below exactly
                                        as name(s) appears on
                                        front of card; in
                                        the case of joint
                                        holders, all should sign.


                                        ========================

                                        Signature(s)(Title(s), if
                                        applicable)

                                        Date
                                             -------------------

The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4 above.





     LANGUAGE ON FRONT OF PROXY CARD

Ralston Purina
Company
          PROXY SOLICITED ON BEHALF OF THE BOARD OF    DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 1,
          1996 AT 2:30 P.M., HYATT REGENCY HOTEL, ST. LOUIS UNION
          STATION, 1820 MARKET ST., ST. LOUIS, MO.

The undersigned hereby appoints Messrs. William P. Stiritz and James M. Neville, and either of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on February 1, 1996, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy relates to ALL shares owned by the undersigned, including any RAL Stock held in the undersigned's account under the Dividend Reinvestment Plan. Each share of RAL Stock is entitled to one vote.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4.


          Proxy #        Shares Owned

RAL


IMPORTANT -- PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

------------------------------------------------------------------------



LANGUAGE ON BACK OF PROXY CARD


1.    Election of Directors:  Donald Danforth, Jr., William H. Danforth,
                        Richard A. Liddy and Katherine D. Ortega

                        /  / FOR all nominees listed.
                        /  / FOR all nominees listed except
                        .
------------------------
                        /  / WITHHOLD AUTHORITY to vote for all nominees listed.

2.   Ratification of appointment of Price Waterhouse as independent accountants.

      /  /FOR      /  /AGAINST      /  /ABSTAIN

3.    Proposal to amend the Restated Articles of Incorporation.

      /  /FOR      /  /AGAINST      /  /ABSTAIN

4.    Proposal to adopt 1996 Incentive Stock Plan.

      /  /FOR      /  /AGAINST      /  /ABSTAIN


                                         Shareholder(s), please
                                         sign below exactly
                                         as name(s) appears on
                                         front of card; in
                                         the case of joint
                                         holders, all should sign.



                                         ========================

                                         Signature(s)(Title(s), if
                                         applicable)

                                         Date
                                              -------------------

The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4 above.




     LANGUAGE ON FRONT OF PROXY CARD

Ralston Purina
Company
          PROXY SOLICITED ON BEHALF OF THE BOARD OF    DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 1,
          1996 AT 2:30 P.M., HYATT REGENCY HOTEL, ST. LOUIS UNION
          STATION, 1820 MARKET ST., ST. LOUIS, MO.

The undersigned hereby appoints Messrs. William P. Stiritz and James M. Neville, and either of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on February 1, 1996, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy relates to shares of RAL Stock credited to the undersigned's account under the Interstate Brands Corporation Savings Investment Plan. Each share of RAL Stock is entitled to one vote.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4.

                                       RAL
                Proxy #            SIP Shares



IMPORTANT -- PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

-------------------------------------------------



LANGUAGE ON BACK OF PROXY CARD


1.   Election of Directors:   Donald Danforth, Jr., William H. Danforth,
                    Richard A. Liddy and Katherine D. Ortega

                    /  / FOR all nominees listed.
                    /  / FOR all nominees listed except
                        .
------------------------
                    /  / WITHHOLD AUTHORITY to vote for all nominees listed.

2.   Ratification of appointment of Price Waterhouse as independent accountants.

      /  /FOR      /  /AGAINST      /  /ABSTAIN

3.    Proposal to amend the Restated Articles of Incorporation.

      /  /FOR      /  /AGAINST      /  /ABSTAIN

4.    Proposal to adopt 1996 Incentive Stock Plan.

      /  /FOR      /  /AGAINST      /  /ABSTAIN


                                    Shareholder(s), please
                                    sign below exactly
                                    as name(s) appears on
                                    front of card; in
                                    the case of joint
                                    holders, all should sign.



                                    ========================

                                    Signature(s)(Title(s), if
                                    applicable)

                                    Date
                                         -------------------